LEGACY VENTURES INTERNATIONAL INC.

ADDENDUM #1 TO

SHARE CANCELLATION AGREEMENT

This Addendum #1 (the “Addendum,”), effective as of November 20, 2015 (the “Effective Date”) is attached to and forms part of the Share Cancellation Agreement (the “Agreement”) dated as of September 30, 2015 (the “Addendum #1”) between LEGACY VENTURES INTERNATIONAL INC. (the “Company’), a Nevada corporation, and Rahan Saeed, individually, ( the “Shareholder”).  Company and Shareholder are hereinafter individually and jointly referred to as “Party” and/or “Parties.

Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

The Parties agree that wherever there is any conflict among this Addendum and the Agreement, the provisions of this Addendum will control and the Agreement will be construed accordingly.

Notwithstanding any terms in the Agreement to the contrary, the Company and the Shareholder agree as follows:

Under the “Recital” section of the Agreement, the amount of shares cancelled by the  Shareholder shall be amended from 35,800,000 to read 25,800,000.  Simultaneously, the Shareholder agrees to transfer an aggregate of 10,000,000 shares of Company’s common stock in accordance with the schedule and to the individuals identified on Exhibit A attached hereto and incorporated by reference.  All other terms and conditions of the Agreement shall remain intact.

IN WITNESS WHEREOF, the Parties have caused their respective signature pages to this Addendum to be duly executed as of the date first written above.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

(signature page follows on the next page)

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IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date first above written.

Legacy Ventures International Inc.

By:/s/ Evan Clifford_________________

Name: Evan Clifford

Title: President & Chief Executive Officer

Legacy Ventures International Inc.

By:/s/ Rehan Saeed__________________

Name: Rehan Saeed

Title: Chief Financial Officer & Former President

By:/s/Rehan Saeed___________________

Rehan Saeed, Individually

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Exhibit A

Name & Address	# of Shares
Evan Clifford	2,000,000
2155798 Ontario Ltd.	2,000,000
Saeed Uz Zafar Khan	2,000,000
Victor Altomare	2,000,000
Christopher Crupi	1,000,000
Tracey Logan	1,000,000

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